As filed with the Securities and Exchange Commission on July 16, 1999
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                       Securities and Exchange Commission
                             Washington, D.C. 20549
                               ------------------

                                    FORM 8-K

                             Current Report Pursuant
                          To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  July 2, 1999
                Date of report (Date of earliest event reported)

                         ------------------------------
                          Emisphere Technologies, Inc.
             (Exact Name of Registrant as Specified in its Charter)
                         ------------------------------

                Delaware                                   13-3306985
(State or Other Jurisdiction of Incorporation  (IRS Employer Identification No.)
            or Organization)

                                     1-10615
                            (Commission File Number)

                          Emisphere Technologies, Inc.
                           765 Old Saw Mill River Road
                            Tarrytown, New York 10591
               (Address of Principal Executive Offices) (Zip Code)

                                 (914) 347-2220
               (Registrant's Telephone Number Including Area Code)

                         ------------------------------
                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

                         ------------------------------

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

Item 2: Acquisition or Disposition of Assets.

        On July 2, 1999, Emisphere Technologies, Inc. (the "Company") entered into a series of transactions with Elan Corporation, plc and its affiliates, which transactions are summarized in a press release attached as Exhibit 99.1

Item 7: Financial Statements and Exhibits.

(a)     Financial Statements of Emisphere Technologies, Inc.

        To be filed by amendment no later than September 15, 1999.

(b)     Pro Forma Financial Information.

        To be filed by amendment no later than September 15, 1999.

(c)     Exhibits.

Exhibit Number   Exhibit
--------------   -------
2.1              Termination Agreement, dated July 2, 1999, among the
                 Company, Elan Corporation, plc and Ebbisham Limited, now a wholly owned subsidiary of the Company.*

2.2 Patent License Agreement, dated July 2, 1999, between the Company and Elan Corporation, plc.*

2.3 Patent Assignment by Mary Martin and Kenneth Iain Cumming in favor of Ebbisham Limited.

2.4 Note Purchase Agreement, dated July 2, 1999, between the Company and Elan International Services, Ltd.*

2.5              Zero Coupon Note, dated July 2, 1999, issued by the
                 Company to Elan International Services, Ltd. for an initial principal amount of $20 million.

2.6 Subscription Agreement, dated July 2, 1999, between the Company and Elan International Management, Ltd.

2.7 Registration Rights Agreement, dated July 2, 1999, between the Company and Elan International Management, Ltd.

2.8 Letter Agreement, dated July 2, 1999, between the Company and Elan International Services, Ltd.*

99.1             Press Release of the Company, dated July 6, 1999.

*Contains provisions subject to a request for confidential treatment.

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

                                    SIGNATURE


         Under the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned.

                                          EMISPHERE TECHNOLOGIES, INC.


                                          By: /s/ Charles H. Abdalian, Jr.
                                              ----------------------------
                                              Name:  Charles H. Abdalian, Jr.
                                              Title: Chief Financial Officer

Date: July 16, 1999

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

                                  EXHIBIT INDEX

Exhibit
Number            Exhibit
------            -------
2.1               Termination Agreement, dated July 2, 1999, among the
                  Company, Elan Corporation, plc and Ebbisham
                  Limited, now a wholly owned subsidiary of the Company.*

2.2 Patent License Agreement, dated July 2, 1999, between the Company and Elan Corporation, plc.*

2.3 Patent Assignment by Mary Martin and Kenneth Iain Cumming in favor of Ebbisham Limited.

2.4 Note Purchase Agreement, dated July 2, 1999, between the Company and Elan International Services, Ltd.*

2.5 Zero Coupon Note, dated July 2, 1999, issued by the Company to Elan International Services, Ltd. for an initial principal amount of $20 million.

2.6 Subscription Agreement, dated July 2, 1999, between the Company and Elan International Management, Ltd.

2.7 Registration Rights Agreement, dated July 2, 1999, between the Company and Elan International
                  Management, Ltd.

2.8 Letter Agreement, dated July 2, 1999, between the Company and Elan International Services, Ltd.*

99.1              Press Release of the Company, dated July 6, 1999.

*Contains provisions subject to a request for confidential treatment.

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